August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
Dated November 30, 2004

The first sentence of the third paragraph in the section of the Fund's Prospectus titled "Principal Investment Strategies" is hereby deleted and replaced with the following:

The Fund may invest up to 25% of its net assets in foreign securities, which may include emerging market securities classified as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) or foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of emerging market countries.

The following paragraph is hereby added as the third paragraph within the section of the Fund's Prospectus titled "Principal Risks— Foreign Securities":

The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37905SPT-01

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
Dated November 30, 2004

The following paragraphs are hereby added within the section of the Fund's Statement of Additional Information titled "II. Description of the Fund and Its Investments and Risks—B. Investment Strategies and Risks":

Emerging Market Securities.    Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of the Fund's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Investments in emerging markets may also expose the Fund to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts.    Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in a registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.